Exhibit 99.2


                   Citizens Utilities Company and Subsidiaries
                           Consolidated Financial Data
                                   (unaudited)

                                                                For the quarter ended
                                                                      March 31,
                                                             --------------------------
                                                                                           %
                                                                 1999         1998      Change
                                                             ------------------------------------
Income Statement Data
Revenues                                                       $  437,514   $  403,863        8%
Cost of services                                                  107,682      108,032        0%
Depreciation and amortization                                      75,641       63,597       19%
Other operating expenses                                          211,449      175,556       20%
Operating income                                                   42,742       56,678      -25%
Special items (1)                                                  (6,419)        (400)
Operating income including special items                           36,323       56,278      -35%
Investment and other income                                        11,686       12,722       -8%
Interest expense                                                   29,813       26,806       11%
Special items (2)                                                  69,499       (2,334)
Income taxes                                                       31,518       11,529      173%
Convertible preferred dividends                                     1,552        1,552        0%
Net income as reported                                             54,625       26,779      104%
Net income excluding special items                                 16,195       27,067      -40%
Net income excluding special items and ELI                         29,636       35,244      -16%

Cash Flow and Capital Expenditure Data (excluding special items)
EBITDA  (3)                                                    $  130,069   $  132,997       -2%
EBITDA excluding ELI  (3)                                         146,627      141,259        4%
Cash flow from operations                                         217,010       81,726      166%
Cash flow from operations excluding  ELI                          243,587       88,267      176%
Capital expenditures                                              120,096       74,334       62%
Capital expenditures excluding ELI                                 63,096       51,152       23%
Free cash flow (4)                                                 96,914        7,392     1211%
Free cash flow excluding ELI  (4)                                 180,491       37,115      386%

Select Balance Sheet Data
Cash and investments                                           $  452,004   $  499,943      -10%
Total assets                                                    5,313,453    4,939,831        8%
Net plant                                                       4,083,346    3,675,289       11%
Long-term debt                                                  1,972,390    1,789,683       10%
Equity (5)                                                      2,037,702    1,919,835        6%
Shares of common stock outstanding                                259,886      259,170        0%
Weighted average shares outstanding (6)                           259,517      258,890        0%

Per-Share Data (6)
Basic net income per share of common stock as reported         $     0.21   $     0.10      110%
Basic net income per share of common stock excluding
  special items                                                $     0.06   $     0.10      -40%
Basic net income per share of common stock excluding
  special items and ELI                                        $     0.11   $     0.14      -21%
Operating cash flow per share                                  $     0.82   $     0.31      165%
Operating cash flow per share excluding special items          $     0.84   $     0.32      163%
Operating cash flow per share excluding special items and ELI  $     0.94   $     0.34      176%
Book value per share                                           $     7.08   $     6.64        7%

Other Financial Data
Long-term debt to long-term debt and equity                           49%          48%
Long-term debt to long-term debt and equity excluding ELI             44%          47%
Interest coverage  (7)                                               4.4x         5.0x
Interest coverage excluding ELI  (7)                                 4.9x         5.3x
Common equity market capitalization (in billions)              $      2.0   $      2.7
Equity market capitalization (in billions) (8)                 $      2.2   $      2.9
Market capitalization (in billions) (9)                        $      4.1   $      4.7
ELI public enterprise value (in billions) (10)                 $      0.9   $      1.1

 (1) Special items consist of Y2K and separation costs.
 (2) In the first quarter of 1999, the Company recorded a pre-tax gain of $69.5 million ($42.9 million net of tax) on the sale of
     Centennial Cellular stock.  In the first quarter of 1998, Electric Lightwave, Inc. recorded a pre-tax charge to earnings of
     $2.8 million ($2.3 million net of tax) for the cumulative effect of a change in accounting principle.
 (3) Earnings before interest expense, income taxes, depreciation and amortization (excludes special items).
 (4) Cash flow from operations less capital expenditures.
 (5) Includes convertible preferred securities.
 (6) Adjusted for subsequent stock dividends and stock splits and used in the calculation of all per share data.
 (7) EBITDA divided by interest expense excluding special items.
 (8) Includes market value of convertible preferred securities.
 (9) Equity market capitalization plus market value of long-term debt.
(10) Includes common equity market capitalization plus net debt.


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                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                                   For the quarter ended
                                                                         March 31,
                                                                 ---------------------------
                                                                                                %
                                                                       1999         1998       Change
                                                                 --------------------------------------
(Dollars in thousands, except operating data)

Citizens Communications

Select Income Statement Data
Revenues
Network access services                                             $   128,680  $  103,886        24%
Local network services                                                   69,913      63,418        10%
Long distance services                                                   21,101      26,778       -21%
Directory services                                                        8,397       7,783         8%
Other                                                                     9,794      11,296       -13%
Eliminations (1)                                                        (10,653)     (7,803)
Total revenues                                                          227,232     205,358        11%
Cost of services (network expenses)                                      20,522      26,560       -23%
Depreciation                                                             54,891      45,155        22%
Other operating expenses                                                122,092     103,999        17%
Eliminations (1)                                                        (11,351)     (8,678)
Operating income                                                         41,078      38,322         7%
Special items (2)                                                        (3,770)       (274)
Operating income including special items                                 37,308      38,048        -2%
Operating margin                                                            18%         19%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                                             $    95,969  $   83,477        15%
Capital expenditures                                                     38,484      36,146         6%
Free cash flow (4)                                                       57,485      47,331        21%
EBITDA margin (5)                                                           42%         41%

Select Balance Sheet Data
Total assets                                                        $ 2,388,860  $2,229,491         7%
Net plant                                                             2,084,400   1,999,457         4%

Operating Data
Access lines                                                            964,634     906,358         6%
Long distance customers  - in territory                                 235,219     231,000         2%
                         - out of territory                               6,267      22,000       -72%
                         - total                                        241,486     253,000        -5%
Revenue per access line                                             $       236  $      227         4%
In-territory billed access minutes of use (in millions)                   1,240       1,191         4%
Citizens' long distance minutes of use (in millions)
                                           - in territory                   125         123         2%
                                           - out of territory                28          82       -66%
                                           - total long distance            153         205       -25%
Citizens' long distance in territory minutes of use market share            21%         18%
Citizens' long distance in territory customer market share                  24%         25%

(1)  Eliminations represent network access revenues received by the Company's local exchange operations from its long-distance and competitive local exchange operations.
(2)  Special items include Y2K and separation costs.
(3)  Operating income excluding special items plus depreciation.  This is the equivalent of sector EBITDA.
(4)  Operating cash flow less capital expenditures.
(5)  Operating cash flow divided by total revenues.


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                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                             For the quarter ended
                                                                   March 31,
                                                          -----------------------------
                                                                                             %
                                                                 1999          1998         Change
                                                          -------------------------------------------
(Dollars in thousands, except operating data)

Electric Lightwave, Inc. (1)

Select Income Statement Data
Revenues
Dedicated services                                             $  10,424     $   9,107           14%
Local dial tone services                                          14,308         6,024          138%
Long distance service                                              8,530         1,822          368%
Enhanced services                                                  4,954         3,104           60%
Eliminations (1)                                                    (698)         (875)
Total revenues                                                    37,518        19,182           96%
Cost of services (network expenses)                               25,224         9,212          174%
Gross margin                                                      12,294         9,970           23%
Depreciation                                                       6,994         3,884           80%
Other operating expenses                                          34,845        20,316           72%
Operating loss                                                   (29,545)      (14,230)        -108%
Special items (2)                                                   (631)            -
Operating loss including special items                           (30,176)      (14,230)        -112%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                                        $ (22,551)    $ (10,346)        -118%
Capital expenditures                                              57,000        23,182          146%
Free cash flow (4)                                               (79,551)      (33,528)        -137%

Select Balance Sheet Data
Total assets                                                   $ 574,418     $ 373,374           54%
Gross plant     - owned                                          585,533       352,062           66%
                - leased                                         108,541       105,226            3%
                - total                                          694,074       457,288           52%

Operating Data
Route miles                                                        3,098         2,525           23%
Fiber miles                                                      181,816       145,350           25%
Customers                                                          1,843         1,226           50%
Buildings connected                                                  783           631           24%
Employees                                                          1,200           670           79%
Revenue per employee                                           $  31,265     $  28,630            9%


(1) The Company's facilities based Competitive Local Exchange Carrier (CLEC) subsidiary, Electric Lightwave, Inc (ELI).
    Eliminations reflect intercompany activity between the Company's CLEC and communications operations.
(2) Special items include Y2K and separation costs.
(3) Operating loss excluding special items plus depreciation.  This is the equivalent of sector EBITDA.
(4) Operating cash flow less capital expenditures.


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                   Citizens Utilities Company and Subsidiaries
                       Sector Financial and Operating Data

                                                                  For the quarter ended
                                                                        March 31,
                                                               -----------------------------
                                                                                                 %
                                                                     1999           1998       Change
                                                               -----------------------------------------
(Dollars in thousands, except operating data)

Citizens Public Services

Select Income Statement Data
Revenues
Residential distribution                                           $    89,894  $    99,295         -9%
Commercial distribution                                                 48,421       51,850         -7%
Industrial distribution                                                 24,530       17,719         38%
Municipal distribution                                                   3,244        3,740
Total distribution                                                     166,089      172,604         -4%
Transportation / transmission                                            1,932        1,523         27%
Other                                                                    4,743        5,196         -9%
Total revenues                                                         172,764      179,323         -4%
Cost of services (1)                                                    73,287       80,938         -9%
Gross margin                                                            99,477       98,385          1%
Depreciation                                                            13,756       14,558         -6%
Other operating expenses                                                54,512       51,241          6%
Operating income                                                        31,209       32,586         -4%
Special items (2)                                                       (2,018)        (126)
Operating income including special items                                29,191       32,460        -10%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                                            $    44,965  $    47,144         -5%
Capital expenditures                                                    23,501        9,864        138%
Free cash flow (4)                                                      21,464       37,280        -42%

Select Balance Sheet Data
Total assets                                                       $ 1,641,922  $ 1,627,873          1%
Net plant                                                            1,351,467    1,261,850          7%

Operating Data
Customers                                                              871,287      851,230          2%
Employees                                                                1,802        1,714          5%
Customers per employee                                                     484          497         -3%
Gross margin (net revenue) per employee                            $    55,204  $    57,401         -4%

(1) Natural gas, electric energy and fuel oil purchased.
(2) Special items include Y2K and separation costs.
(3) Operating income excluding special items plus depreciation. This is the equivalent of sector EBITDA.
(4) Operating cash flow less capital expenditures.


                    Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                          For the quarter ended
                                                                March 31,
                                                         ----------------------
                                                                                         %
                                                            1999           1998        Change
                                                         --------------------------------------
(Dollars in thousands, except operating data)

Citizens Public Services

Gas
---
Select Income Statement Data
Revenues
Residential distribution                                   $  51,974      $  62,103        -16%
Commercial distribution                                       31,686         35,778        -11%
Industrial distribution                                       15,039          7,432        102%
Municipal distribution                                         1,266          1,845        -31%
Total distribution                                            99,965        107,158         -7%
Transportation                                                 1,027            952          8%
Other                                                          2,964          3,473        -15%
Total revenues                                               103,956        111,583         -7%
Cost of services (gas purchased)                              52,704         59,194        -11%
Gross margin                                                  51,252         52,389         -2%
Depreciation                                                   4,280          5,507        -22%
Other operating expenses                                      27,299         24,978          9%
Operating income                                              19,673         21,904        -10%
Special items (1)                                               (837)           (62)
Operating income including special items                      18,836         21,842        -14%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                                    $  23,953      $  27,411        -13%
Capital expenditures                                          15,865          5,384        195%
Free cash flow (3)                                             8,088         22,027        -63%

Select Balance Sheet Data
Total assets                                               $ 565,950      $ 566,795          0%
Net plant                                                    456,555        409,621         11%

Operating Data
Customers                                                    461,104        448,886          3%
Employees                                                        968            924          5%
Customers per employee                                           476            486         -2%
Gross margin (net revenue) per employee                    $  52,946      $  56,698         -7%
Billion Cubic Feet of gas throughput (BCF)                      34.8           29.7         17%

(1) Special items include Y2K and separation costs.
(2) Operating income excluding special items plus depreciation.  This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.


                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                                    For the quarter ended
                                                                          March 31,
                                                                 ----------------------------
                                                                                                   %
                                                                       1999          1998        Change
                                                                 ----------------------------------------
(Dollars in thousands, except operating data)

Citizens Public Services

Electric
--------
Select Income Statement Data
Revenues
Residential distribution                                             $  20,326     $  20,779         -2%
Commercial distribution                                                 13,593        13,164          3%
Industrial distribution                                                  9,259        10,077         -8%
Municipal distribution                                                   1,978         1,895          4%
Total distribution                                                      45,156        45,915         -2%
Transmission                                                               905           571         58%
Other                                                                       13           788        -98%
Total revenues                                                          46,074        47,274         -3%
Cost of services (electric energy and fuel oil purchased)               20,583        21,744         -5%
Gross margin                                                            25,491        25,530          0%
Depreciation                                                             5,981         5,867          2%
Other operating expenses                                                13,253        13,084          1%
Operating income                                                         6,257         6,579         -5%
Special items (1)                                                           (3)          (26)
Operating income including special items                                 6,254         6,553         -5%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                                              $  12,238     $  12,446         -2%
Capital expenditures                                                     5,596         1,153        385%
Free cash flow (3)                                                       6,642        11,293        -41%

Select Balance Sheet Data
Total assets                                                         $ 472,206     $ 489,883         -4%
Net plant                                                              377,056       382,479         -1%

Operating Data
Customers                                                              115,093       112,900          2%
Employees                                                                  300           309         -3%
Customers per employee                                                     384           365          5%
Gross margin (net revenue) per employee                              $  84,970     $  82,621          3%
Megawatt hours sold                                                    423,838       419,366          1%
Megawatt hours generated                                                93,529        99,260         -6%
Megawatt hours purchased                                               350,186       341,374          3%

(1) Special items include Y2K and separation costs.
(2) Operating income excluding special items plus depreciation.  This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                    For the quarter ended
                                                          March 31,
                                                   -------------------------
                                                                                   %
                                                         1999        1998        Change
                                                   --------------------------------------
(Dollars in thousands, except operating data)

Citizens Public Services

Water/Wastewater
----------------
Select Income Statement Data
Revenues
Residential distribution                              $  17,594   $  16,413           7%
Commercial distribution                                   3,142       2,908           8%
Industrial distribution                                     232         210          10%
Other                                                     1,766         935          89%
Total revenues                                           22,734      20,466          11%
Depreciation                                              3,495       3,184          10%
Other operating expenses                                 13,960      13,179           6%
Operating income                                          5,279       4,103          29%
Special items (1)                                        (1,178)        (38)
Operating income including special items                  4,101       4,065           1%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                               $   8,774   $   7,287          20%
Capital expenditures                                      2,040       3,327         -39%
Free cash flow (3)                                        6,734       3,960          70%

Select Balance Sheet Data
Total assets                                          $ 603,766   $ 571,195           6%
Net plant                                               517,856     469,750          10%

Operating Data
Customers                                               295,090     289,444           2%
Employees                                                   364         347           5%
Customers per employee                                      811         834          -3%
Revenue per employee                                  $  62,456   $  58,980           6%
Billions of gallons of water delivered                      4.1         5.5         -25%
Billions of gallons of wastewater treated                   1.1         1.5         -27%

(1) Special items include Y2K and separation costs.
(2) Operating income excluding special items plus depreciation.  This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.

The foregoing information is unaudited and should be read in conjunction with the financial statements  and footnotes  included in the Company's  Form 10-K  for the three  years ended
December 31, 1998 and Form 10-Q for the three months ended  March 31, 1999  filed with  the
Securities and Exchange Commission.  Allocations of expense  and other items among services and sources of revenues are derived from the Company's books with certain adjustments.  The information  is not  necessarily that which would be  presented for  a single service  on a stand-alone basis.  The  Company believes  its primvary  risk factors include, but  are not limited to: changes in the local and overall economy,  the nature and pace of technological change, the number and  effectiveness of competitiors in  the Company's markets, success in marketing and selling  expenditures and efforts,  weather conditions,  changes in legal and regulatory policy, name recognition,  and the mix  of products and services offered  in the
Company's target markets.  Any and all Company information should be  evaluated in light of these important risk factors.



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